UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

RELYPSA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 21, 2016
Meeting Information
RELYPSA, INC.
Meeting Type: Annual Meeting
For holders as of: April 22, 2016
Date: June 21, 2016 Time: 8:00 AM PDT
Location: Relypsa, Inc.
100 Cardinal Way
Redwood City, CA 94063
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.
RELYPSA, INC.,
100 CARDINAL WAY
REDWOOD CITY, CA 94063
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- Before You Vote -
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Annual Report (with Form 10-K)
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET : www.proxyvote.com
2) BY TELEPHONE : 1-800-579-1639
3) BY E-MAIL* : sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 07, 2016 to facilitate timely delivery.
- How To Vote -
Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
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Voting items
The Board of Directors recommends you vote FOR the following Class III Directors:
1. Election of Directors
Nominees
01 John P. Butler 02 Paul J. Hastings 03 Thomas J. Schuetz, M.D.
The Board of Directors recommends you vote FOR the following proposal:
2. To approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in our proxy statement.
The Board of Directors recommends you vote 1 YEAR on the following proposal:
3. To indicate, on a non-binding, advisory basis, the preferred frequency of future advisory votes on the compensation of our named executive officers.
The Board of Directors recommends you vote FOR the following proposal:
4. To ratify the selection, by the audit committee of our board of directors, of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2016.
NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the 2016 Annual Meeting or any adjournment or postponement thereof.
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